Exhibit 99.1

Contacts:	Lorne E. Phillips, CFO Pioneer Drilling Company 210-828-7689

Lisa Elliott / lelliott@drg-l.com
For Immediate Release	Anne Pearson / apearson@drg-l.com
DRG&L / 713-529-6600

Pioneer Drilling Signs Multi-Year Contracts for

Three Additional New-Build Rigs

SAN ANTONIO, Texas, May 17, 2011 – Pioneer Drilling Company, Inc. (NYSE Amex: PDC) today announced that it has executed three multi-year term contracts for new-build rigs, in addition to the new-build contract announced on May 5. Three of the four will be 1,500-horsepower AC drilling rigs and one will be a 1,000-horsepower AC rig, all to be delivered in the first and second quarters of 2012.

“Our latest new-build rigs are designed with features to improve horizontal drilling operations in shale plays, which are being well received by our customers,” said Wm. Stacy Locke, President and CEO of Pioneer Drilling.

“The 1500-horesepower rigs will be equipped with 2,000-horsepower mud pumps and 7,500-psi fluid heads to drill long lateral well bores faster and more effectively. All of the rigs will be fully automated AC electric rigs equipped with 500-ton top drives, iron roughnecks, automatic catwalks and walking systems for pad drilling, plus they will be crane free for quicker mobilization,” added Locke.

About Pioneer

Pioneer Drilling Company provides contract land drilling services to independent and major oil and gas operators in Texas, Louisiana, Oklahoma, Kansas, the Rocky Mountain and Appalachian regions and internationally in Colombia through its Pioneer Drilling Services Division. The Company also provides well service rig, wireline and fishing and rental services to producers in the U.S. Gulf Coast, Mid-Continent, Rocky Mountain and Appalachian regions through its Pioneer Production Services Division. Its fleet consists of 71 land drilling rigs that drill at depths ranging from 6,000 to 25,000 feet, 78 well service rigs (71 550-horsepower rigs, five 600-horsepower rigs and one 400-horsepower rig), 98 wireline units, and fishing and rental tools.

Cautionary Statement Regarding Forward-Looking Statements

Statements we make in this news release that express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements that are subject to risks, uncertainties and assumptions. Our actual results, performance or achievements, or industry results, could differ materially from those we express in this news release as a result of a variety of factors, including general economic and business conditions and industry trends; levels and volatility of oil and gas prices; decisions about onshore exploration and development projects to be made by oil and gas producing companies; risks associated with economic cycles and their impact on capital markets and liquidity; the continued demand for the drilling services or production services in the geographic areas where we operate; the highly competitive nature of our business; our future financial performance, including availability, terms and deployment of capital; the supply of marketable drilling rigs, well service rigs and wireline units within the industry; the continued availability of drilling rig, well service rig and wireline unit components; the continued availability of qualified personnel; the success or failure of our acquisition strategy, including our ability to finance acquisitions and manage growth; changes in, or our failure or inability to comply with, governmental regulations, including those relating to the environment. We have discussed many of these factors in more detail in our annual report on Form 10-K for the year ended December 31, 2010. These factors are not necessarily all the important factors that could affect us. Unpredictable or unknown factors we have not discussed in this news release, or in our annual report on Form 10-K could also have material adverse effects on actual results of matters that are the subject of our forward-looking statements. All forward-looking statements speak only as of the date on which they are made and we undertake no obligation to publicly update or revise any forward-looking statements whether, as a result of new information, future events or otherwise. We advise our shareholders that they should (1) be aware that important factors not referred to above could affect the accuracy of our forward-looking statements and (2) use caution and common sense when considering our forward-looking statements.

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